SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of earliest event reported): December 30, 1997

                 The Originators listed below under the Sale and
               Servicing Agreement, dated as of November 30, 1997
             relating to The Money Store Residential Trust 1997-II.

                                TMS Mortgage Inc.
                            The Money Store/D.C. Inc.
                          The Money Store/Kentucky Inc.
                        The Money Store Home Equity Corp.
                         THE MONEY STORE/MINNESOTA INC.
             (Exact name of registrant as specified in its charter)

    *                                   333-32775                     *
(State or other jurisdiction of      (Commission               (IRS Employer
 incorporation)                       File Number)              ID Number)

               2840 MORRIS AVENUE, UNION, NEW JERSEY       07083
             (Address of principal executive offices)    (Zip Code)

       Registrant's Telephone Number, including area code: (908) 686-2000

                                       N/A
          (Former name or former address, if changed since last report)

* See Schedule A attached hereto.

                                   Schedule A

                                  State of                    IRS Employer
Registrant                        Incorporation               ID Number

TMS Mortgage Inc.                  New Jersey                  22-3217781
The Money Store/D.C. Inc.          D.C.                        22-2133027
The Money Store/Kentucky Inc.      Kentucky                    22-2459832
The Money Store Home Equity Corp.  Kentucky                    22-2522232
The Money Store/Minnesota Inc.     Minnesota                   22-3003495

Item 5. OTHER EVENTS

     The Originators listed on Schedule A on the previous page (the "Originators"), registered issuances of up to $10,000,000,000 principal amount of TMS Asset Backed Notes and Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-32775) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, the Originators caused The Money Store Residential Trust 1997-II (the "Trust") to issue $135,000,000 aggregate principal amount of The Money Store Residential Asset-Backed Notes, Series 1997-II (the "Notes") on December 30, 1997 (the "Closing Date"). This Current Report on Form 8-K is being filed to file a detailed description of the Initial Loans transferred to the Trust, a copy of the Sale and Servicing Agreement referred to below, a copy of the Indenture referred to below, a copy of the Trust Agreement referred to below, a copy of the Underwriting Agreement dated as of December 23, 1997 among The Money Store Inc., as representative (the "Representative"), the Originators, the Trust and Lehman Brothers Inc., as representative of the underwriters, and the related Pricing Agreement.

     The Trust was formed, pursuant to a Trust Agreement dated as of November 30, 1997 between the Originators and Chase Manhattan Bank of Delaware, as Owner Trustee (the "Trust Agreement"). The Initial Loans were conveyed to the Trust pursuant to a Sale and Servicing Agreement dated as of November 30, 1997 by and among the Originators, the Representative and the Trust (the "Sale and Servicing Agreement").

     The Notes were issued pursuant to an Indenture (the "Indenture"), dated as of November 30, 1997, between the Trust and The Bank of New York, as Indenture Trustee. The Notes consist of the Class A-1, Class A-2, Class A-3, Class A-4, Class M-1, Class M-2 and Class B Notes. As of the Closing Date, the initial principal amount of the (i) Class A-1, 6.650% Notes was $50,644,000, (ii) Class A-2, 6.680% Notes was $17,885,000, (iii) Class A-3, 6.845% Notes was
$12,315,000, (iv) Class A-4 7.385% Notes was $16,693,000, (v) Class M-1, 7.615%
Notes was $13,837,000, (vi) Class M-2, 7.810% Notes was $13,837,000 and (vii)
Class B, 8.595% Notes was $9,789,000.

     Capitalized terms not defined herein have the meanings assigned in the Sale and Servicing Agreement attached hereto as Exhibit 4.1.

 CERTAIN CHARACTERISTICS OF POOL

     Set forth below is a description of certain characteristics of the Initial Loans. Certain of the percentage columns may not sum to 100.00% due to rounding.



    Records: 7,389
    Balance: $134,999,951.62
    Selection: All Records


                                 Number               Current
     EOM Balance                of Loans               Balance        %
         $ 0.01-  5,000.00         2,059        $  6,687,530.32     4.95
       5,000.01- 10,000.00         1,150        $  8,281,140.22     6.13
      10,000.01- 15,000.00           583        $  7,346,698.94     5.44
      15,000.01- 20,000.00           536        $  9,593,888.79     7.11
      20,000.01- 25,000.00         1,001        $ 23,820,795.04    17.65
      25,000.01- 30,000.00           533        $ 14,888,726.72    11.03
      30,000.01- 35,000.00           687        $ 23,177,984.76    17.17
      35,000.01- 40,000.00           248        $  9,406,488.78     6.97
      40,000.01- 45,000.00           247        $ 10,699,746.66     7.93
      45,000.01- 50,000.00           130        $  6,312,458.05     4.68
      50,000.01- 55,000.00            84        $  4,513,303.91     3.34
      55,000.01- 60,000.00            28        $  1,624,100.86     1.20
      60,000.01- 65,000.00            30        $  1,927,804.16     1.43
      65,000.01- 70,000.00            11        $    748,191.92     0.55
      70,000.01- 75,000.00            14        $  1,028,124.20     0.76
      75,000.01- 80,000.00             4        $    312,764.88     0.23
      80,000.01- 85,000.00             9        $    745,200.02     0.55
      85,000.01- 90,000.00             8        $    701,117.74     0.52
      90,000.01- 95,000.00             3        $    277,500.90     0.21
      95,000.01-100,000.00             8        $    797,742.20     0.59
     100,000.01+                      16        $  2,108,642.55     1.56
     Total:                        7,389        $134,999,951.62   100.00
      Min: $1,000.00   Max: $202,033.56   Avg: $18,270.40

                                  Number               Current
     Coupon                     of Loans               Balance        %
      7.001- 7.500%                    1         $    84,000.00     0.06
      7.501- 8.000                     1         $    14,547.65     0.01
      8.001- 8.500                     1         $    24,976.00     0.02
      8.501- 9.000                     4         $   296,008.29     0.22
      9.001- 9.500                     4         $   191,554.49     0.14
      9.501-10.000                   153         $ 4,001,990.02     2.96
     10.001-10.500                    55         $ 1,457,458.66     1.08
     10.501-11.000                   102         $ 2,410,491.61     1.79
     11.001-11.500                    57         $ 1,384,272.79     1.03
     11.501-12.000                   160         $ 4,033,474.59     2.99
     12.001-12.500                   121         $ 2,876,564.40     2.13
     12.501-13.000                   426         $12,107,545.65     8.97
     13.001-13.500                   507         $13,936,836.51    10.32
     13.501-14.000                 2,269         $36,207,535.37    26.82
     14.001-14.500                   942         $19,856,801.44    14.71
     14.501-15.000                 1,058         $20,495,885.29    15.18
     15.001+                       1,528         $15,620,008.86    11.57
     Total:                        7,389       $ 134,999,951.62   100.00
      Min: 7.450%  Max: 23.980%  NZWA: 13.840%



 Records: 7,389
 Balance: $134,999,951.62
 Selection: All Records

                               Number               Current
  Stated Remaining Term      of Loans               Balance        %

less than 0                         1         $     5,557.00     0.00
    1- 60                       1,345         $ 4,893,536.35     3.62
   61-120                       2,006         $15,267,431.36    11.31
  121-180                       1,788         $42,951,476.76    31.82
  181-240                       1,262         $35,901,744.65    26.59
  241-300                         940         $32,735,626.19    24.25
  301-360                          47         $ 3,244,579.31     2.40
  Total:                        7,389        $134,999,951.62   100.00
   NZMIN: 6   Max: 360   NZWA: 215.57

                               Number             Current
  Seasoning                  of Loans             Balance        %
Less Than 0                     4,939        $ 92,643,313.48    68.62
   1- 3                         2,087        $ 35,072,748.10    25.98
   4- 6                           118        $  1,660,514.12     1.23
   7- 9                            51        $    939,053.70     0.70
  10-12                            43        $    888,095.08     0.66
  13-15                            25        $    257,151.29     0.19
  16+                             126        $  3,539,075.85     2.62
  Total:                        7,389        $134,999,951.62   100.00
   NZMIN: 1   Max: 271   WA: 1.31

                               Number               Current
  Jr. Mtg Ratio              of Loans               Balance      %
Less than   0.000%              3,070        $ 18,056,091.40    13.37
    0.001- 10.000                 341        $  3,603,964.80     2.67
   10.001- 20.000               1,277        $ 28,500,251.89    21.11
   20.001- 30.000               1,571        $ 46,299,348.09    34.30
   30.001- 40.000                 775        $ 26,782,749.12    19.84
   40.001- 50.000                 194        $  7,586,752.01     5.62
   50.001- 60.000                  54        $  2,469,134.84     1.83
   60.001- 70.000                  11        $    456,941.03     0.34
   70.001- 80.000                   7        $    491,175.87     0.36
   80.001- 90.000                   1        $     81,000.00     0.06
   90.001-100.000                  88        $    672,542.57     0.50
  Total:                        7,389        $134,999,951.62   100.00
   NZMIN: 1.56%  Max: 100.00%  NZWA: 27.06%

                               Number               Current
  Original Term(months)      of Loans               Balance      %
    1- 60                       1,336        $  4,817,606.89     3.57
   61-120                       2,014        $ 15,308,400.87    11.34
  121-180                       1,789        $ 42,961,100.04    31.82
  181-240                       1,262        $ 35,901,744.65    26.59
  241-300                         941        $ 32,766,519.86    24.27
  301-360                          47        $  3,244,579.31     2.40
  Total:                        7,389        $134,999,951.62   100.00
   NZMIN: 12   Max: 360   NZWA: 216.86



 Records: 7,389
 Balance: $134,999,951.62
 Selection: All Records

                              Number               Current
 Property Type              of Loans               Balance        %

 SF Detached                   7,157        $128,846,940.63    95.44
 Detached PUD                     18        $    741,886.06     0.55
 Manufac. Single Wide              5        $    215,605.49     0.16
 Attached PUD                      2        $     91,500.00     0.07
 Attached Town House              48        $  1,044,757.31     0.77
 Attached Condo                   75        $  1,770,556.81     1.31
 Multi-Family                     25        $    467,881.00     0.35
 2-4 Family                       54        $  1,664,101.92     1.23
 Manufac. Double Wide              5        $    156,722.40     0.12
 Total:                        7,389        $134,999,951.62   100.00

                              Number               Current
 Product Type               of Loans               Balance        %
 Arm Home Equity                  24        $  1,785,383.27     1.32
 FHA Secured                     428        $  7,229,271.01     5.36
 FHA Unsecured                    43        $    200,111.28     0.15
 Fix Home Equity               2,486        $ 72,595,237.30    53.77
 Home Improvmnt Sec            1,436        $ 38,629,230.79    28.61
 Home Improvmnt Unsec          2,972        $ 14,560,717.97    10.79
 Total:                        7,389        $134,999,951.62   100.00

                              Number               Current
 Lien Position              of Loans               Balance        %
  1                                51        $  3,261,873.88     2.42
  2                             3,881        $109,201,238.30    80.89
  3                               422        $  7,595,808.36     5.63
  4                                16        $    146,813.56     0.11
  N/A                           3,019        $ 14,794,217.52    10.96
  Total:                        7,389        $134,999,951.62   100.00

                               Number               Current
  Loan Purpose               of Loans               Balance      %
  Debt Consolidation            1,862        $ 55,042,041.51    40.77
  Cash Out                        214        $  5,190,661.80     3.84
  Real Estate Owned                 1        $     21,600.00     0.02
  Purchase                         25        $  1,503,390.29     1.11
  Rate/Term Refinance             321        $ 11,768,869.46     8.72
  Home Improvement              4,966        $ 61,473,388.56    45.54
  Total:                        7,389        $134,999,951.62   100.00

                               Number            Current
  Occupancy Status           of Loans            Balance        %
  Investment                       10        $    532,549.74     0.39
  Primary Home                  7,374        $134,341,113.72    99.51
  Second Home                       5        $    126,288.16     0.09
  Total:                        7,389        $134,999,951.62   100.00


 Records: 7,389
 Balance: $134,999,951.62
 Selection: All Records
                              Number            Current
 Top States                 of Loans            Balance        %

 CA                            1,312        $ 27,929,284.22    20.69
 IL                              507        $  8,257,488.44     6.12
 PA                              470        $  7,208,191.02     5.34
 IN                              271        $  6,000,569.26     4.44
 FL                              301        $  5,928,022.78     4.39
 GA                              287        $  5,870,782.69     4.35
 OH                              337        $  5,602,144.82     4.15
 NY                              236        $  5,305,176.32     3.93
 NV                              276        $  4,731,462.10     3.50
 MO                              257        $  4,061,550.65     3.01
 MD                              235        $  3,826,201.79     2.83
 WA                              183        $  3,619,923.24     2.68
 NC                              162        $  3,568,870.16     2.64
 VA                              156        $  3,304,289.78     2.45
 NJ                              191        $  3,232,840.24     2.39
 TN                              152        $  3,220,867.34     2.39
 MI                              210        $  3,082,905.31     2.28
 CO                              176        $  3,055,118.48     2.26
 AZ                              181        $  2,896,777.64     2.15
 MN                              101        $  2,377,795.92     1.76
 WI                               95        $  1,690,671.50     1.25
 SC                               85        $  1,507,073.64     1.12
 LA                               78        $  1,501,565.24     1.11
 MS                               75        $  1,435,962.58     1.06
 NM                               85        $  1,277,817.03     0.95
 OK                               71        $  1,217,715.52     0.90
 KS                               80        $  1,175,817.94     0.87
 TX                              179        $  1,165,437.79     0.86
 MA                               44        $  1,098,034.58     0.81
 ID                               47        $  1,016,057.81     0.75
 KY                               58        $    996,911.72     0.74
 OR                               65        $    972,585.43     0.72
 UT                               49        $    954,272.16     0.71
 WV                               58        $    604,970.75     0.45
 NE                               22        $    577,047.25     0.43
 IA                               38        $    569,565.28     0.42
 CT                               27        $    547,875.21     0.41
 AR                               73        $    539,226.65     0.40
 ME                               22        $    524,438.07     0.39
 DE                               20        $    511,249.38     0.38
 RI                               16        $    421,521.48     0.31
 NH                               12        $    308,520.66     0.23
 WY                               14        $    277,389.83     0.21
 VT                                9        $    249,652.67     0.18
 ND                                5        $    154,937.43     0.11
 HI                               16        $    154,348.68     0.11
 AK                                8        $    145,813.54     0.11
 DC                               17        $    117,453.51     0.09
 SD                                6        $    109,617.86     0.08
 MT                               14        $     96,138.23     0.07
 Total:                        7,389        $134,999,951.62   100.00

 Mon Delq=                    Number               Current
 CutOffDt - Due Date        of Loans               Balance        %
   0                             7,347      $  134,247,586.58    99.44
   1                                42      $      752,365.04     0.56
   Total:                        7,389      $  134,999,951.62   100.00

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      EXHIBITS

        EXHIBIT NO.

        1.1 Underwriting Agreement, dated December 23, 1997, among The Money Store Inc., the Originators, The Money Store Residential Trust 1997-II and Lehman Brothers Inc., as representative of the underwriters.

        1.2 Pricing Agreement, dated December 23, 1997, between The Money Store Inc., the Originators, The Money Store Residential Trust 1997-II and Lehman Brothers Inc., as representative of the underwriters.

        4.1 Sale and Servicing Agreement, dated as of November 30, 1997, among The Money Store Inc., the Originators and The Money Store Residential Trust 1997-II.

        4.2 Indenture, dated as of November 30, 1997, between The Money Store Residential Trust 1997-II and The Bank of New York, as Indenture Trustee.

        4.3 Trust Agreement, dated as of November 30, 1997, among the Originators and Chase Manhattan Bank Delaware, as Owner Trustee.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  TMS MORTGAGE INC.
                                  THE MONEY STORE/D.C. INC.
                                  THE MONEY STORE/KENTUCKY INC.
                                  THE MONEY STORE HOME EQUITY CORP.
                                  THE MONEY STORE/MINNESOTA INC.


                                  By:  /s/ Michael H. Benoff
                                     Name:  Michael H. Benoff
                                     Title: Senior Vice President

Dated: January 12, 1998

                                  EXHIBIT INDEX

EXHIBIT                    DESCRIPTION OF EXHIBIT

1.1 Underwriting Agreement, dated December 23, 1997, among The Money Store Inc., the Originators, The Money Store Residential Trust 1997-II and Lehman Brothers Inc., as representative of the underwriters.

1.2 Pricing Agreement, dated December 23, 1997, between The Money Store Inc., the Originators, The Money Store Residential Trust 1997-II and Lehman Brothers Inc., as representative of the underwriters.

4.1 Sale and Servicing Agreement, dated as of November 30, 1997, among The Money Store Inc., the
                  Originators and The Money Store Residential Trust
                  1997-II.

4.2 Indenture, dated as of November 30, 1997, between The Money Store Residential Trust 1997-II and The Bank of New York, as Indenture Trustee.

4.3 Trust Agreement, dated as of November 30, 1997, among the Originators and Chase Manhattan Bank Delaware, as Owner Trustee.